SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                      FORM 8-K/A

                                    AMENDMENT NO. 1



                      Amendment to Application or Report Filed
                            Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

                   Date of report (date of earliest event reported):

                                     June 25, 1996


                                 DATAPOINT CORPORATION
                 (Exact name of Registrant as specified in its charter)

                                       Delaware
                    (State or other jurisdiction of incorporation)

                  1-7636				                       	74-1605174
           (Commission File No.)	     		(I.R.S. Employer Identification No.)

                       4 rue d'Aguesseau 75008, Paris, France
                 8410 Datapoint Drive, San Antonio, Texas  78229-8500
               (Address of Principal Executive Offices)     (Zip Code)

                                  (33-1) 40 07 37 37
                                    (210)593-7000
               (Registrant's telephone number, including area code)

                       5-7 rue Montalivet 75008, Paris, France
                8400 Datapoint Drive, San Antonio, Texas  78229-8500
            (Former Name of Former Address, if Changed Since Last Report)

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	The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated July 10, 1996 as set forth below

	Item 2 - Acquisition or Disposition of Assets.

	Item 7 (b) - Pro Forma Financial Information.

Item 2.    Acquisition or Disposition of Assets

	(a)  The information set forth in Item 2 of the Registrant's current report on
Form 8-K filed with the Commission on July 10, 1996 is supplemented as follows:

		The sale of assets in Belgium was consummated on July 18, 1996 	following the
 release of the proceeds from such sale from escrow on such	date.  The sale of
 the assets by Datapoint S.A. was approved by the French	tribunal and such sale
 was consummated on August 8, 1996.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

	(b)  Pro Forma Financial Information.  The information set forth in Item 7 (b)
of the Registrant's current report on Form 8-K filed with the Commission on July
10, 1996 is supplemented as follows:

		Set forth below is the pro forma financial information required with respect to the transactions described above in Item 2:


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                     UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On June 25, 1996, the Company sold its European based Auto Dealer Systems ("EADS") business to Kalamazoo Computer Group, PLC (Kalamazoo) for $33 million less certain adjustments and escrow deposits. The accompanying unaudited condensed Pro Forma Consolidated Balance Sheet as of April 27, 1996 has been prepared to give effect to the sale referred to above as though it was consummated on April 27, 1996. The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended July 29, 1995 and the nine months ended April 27, 1996 have been prepared to give effect to the sale referenced above as though it had been consummated on July 31, 1994. The pro forma financial information does not purport to be indicative of the results which would actually have been obtained had the Kalamazoo sale been completed as of the assumed dates and for the periods presented or which may be obtained in the future and should be read in conjunction with the Consolidated Financial Statements of the Company and the related notes.


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                               DATAPOINT CORPORATION
          SUMMARY PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             YEAR ENDED JULY 29, 1995
                                    (Unaudited)
                                   (in thousands)


					                                    	Historical 	Adjustments 	Pro Forma
Revenue:
	Sales					                                 $84,187	  	($3,675)A  	 $80,512
	Service					                                90,714		  (14,784)A	    75,930
	    Total revenue			                     	 174,901	  	(18,459)	   	156,442

Operating Cost and Expenses:
	Cost of Sales				                           65,234				              65,234
	Cost of service and other			                52,163		   (6,371)A	    45,792
	Research and developments		                  4,303		     (278)A	     4,025
	Selling, general and administrative		       62,220		   (8,762)A	    53,458
	Reorganization/restructuring costs		         9,213			                9,213
	  Total operating costs and expenses	      193,133  	 (15,411)	   	177,722

Operating income (loss)			                	($18,232)  	($3,048)	  	($21,280)

	Interest expense				                        (9,332)			              (9,332)
	Other, net				                                (580)			                (580)
	  Income (loss) before income taxes		      (28,144)	   (3,048)	    (31,192)
	Income taxes				                               199		     (161)B	        38
	  Net loss			                            	($28,343)	  ($2,887)	  	($31,230)

	  Net loss less preferred stock dividend 	($30,158)  	($2,887)		  ($33,045)

Net loss per common share:			                ($2.29)			              ($2.50)

Average common shares                   	13,194,667	             13,194,667

See accompanying notes to Pro Forma Condensed Consolidated Statements of Operations


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                                DATAPOINT CORPORATION
           SUMMARY PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         NINE MONTHS ENDED APRIL 27, 1996
                                     (Unaudited)
                                    (in thousands)


						                                  Historical 	Adjustments 	Pro Forma
Revenue:
	Sales				                             	  $73,322	  	($3,108)A	   $70,214
	Service					                              62,352	  	(11,025)A	    51,327
	    Total revenue				                    135,674	  	(14,133)	    121,541

Operating Cost and Expenses:
	Cost of Sales				                         54,276				              54,276
	Cost of service and other			              38,910	 	  (5,291)A  	  33,619
	Research and developments		                2,043		     (203)A	     1,840
	Selling, general and administrative		     35,465	 	  (5,859)A	    29,606
	Reorganization/restructuring costs		         194		                 	 194
	  Total operating costs and expenses	    130,888	  	(11,353)    	119,535

Operating income (loss)				                $4,786  		($2,780)	     $2,006

	Interest expense				                      (6,488)			              (6,488)
	Other, net				                            (2,252)			              (2,252)
	  Income (loss) before income taxes		     (3,954)	   (2,780)	     (6,734)
	Income taxes				                           1,181	      (243)B	       938
	  Net loss				                           ($5,135)  	($2,537)	   	($7,672)

	  Net loss less preferred stock dividend ($6,553)  	($2,537)	   	($9,090)

Net loss per common share:			                ($.49)			              ($.68)

Average common shares	                  13,359,265	            13,359,265

See accompanying notes to Pro Forma Condensed Consolidated Statements of Operations


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                                   DATAPOINT CORPORATION
                        Notes to Pro Forma Condensed Consolidated
                                  Statement of Operations
                                        (Unaudited)
                         Dollars in thousands, except share data

A. This adjustment eliminates the operations of the EADS business. As part of the agreement in connection with the sale of the EADS business, the Company agreed to continue to sell hardware to Kalamazoo at various discounts from its normal hardware prices and to continue to provide hardware service maintenance to Kalamazoo at a 15% discount from the Company's normal hardware service maintenance prices. The pro forma adjustments reduce historical revenues by the agreed upon discount. However, there can be no assurances that the future volume levels will remain the same. Revenues related to the EADS business remaining in the pro forma amounts are $14.7 million and $9.6 million for the year ended
July 29, 1995 and the nine months ended April 27, 1996, respectively. The Company transferred to Kalamazoo all of its employees who were dedicated to the EADS business. Because the Company's accounting records do not segregate the EADS business' historical performance, certain allocations were required based upon employee effort analyses of EADS and other appropriate measures.

B. This adjustment represents the estimated tax effects of the pro forma adjustments.


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                                   DATAPOINT CORPORATION
                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                      APRIL 27, 1996
                                       (Unaudited)
                                      (in thousands)

					                                         	Historical Adjustments	Pro Forma
ASSETS
Current Assets:
  Cash and cash equivalents			                    $4,964	 	$29,637 A	 $34,601
  Restricted cash and cash equivalents		           1,056			             1,056
  Accounts receivable, net				                    41,788		            	41,788
  Inventories					                                 8,583		    (798)A    7,785
  Prepaid expenses and other current assets		      4,464		  (1,159)A	   3,305
    Total current assets				                      60,855		  27,680		   88,535

Fixed assets, net					                            14,933		    (490)A   14,443
Other assets, net					                            14,430				           14,430
			                                           			$90,218	 	$27,190	 	$117,408

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
  Payable to banks	                           			$17,134				          $17,134
  Current maturities of long-term debt		           4,096			             4,096
  Accounts payable				                            21,581				           21,581
  Accrued expenses				                            34,697		   ($678)A	  34,019
  Deferred revenue				                            13,299		  (3,065)A   10,234
  Income taxes payable				                         1,481		   3,156 B    4,637
    Total current liabilities				                 92,288      (587)		  91,701

Long-term debt, exclusive of current maturities	  69,103				           69,103
Other liabilities					                             9,788		  (1,264)A    8,524


Stockholders' deficit:
  $1.00 Preferred stock, $1.00 par value		         1,868				            1,868
  Common stock, $.25 par value			                  5,248		              5,248
  Other equity (deficit)			                     	(88,077)		 29,041 C	 (59,036)
    Total stockholders' deficit		               	(80,961)		 29,041		  (51,920)
				                                           		$90,218	 	$27,190	 	$117,408

See accompanying note to Pro Forma Condensed Consolidated Balance Sheet.

                                DATAPOINT CORPORATION
                      Notes to Pro Forma Condensed Consolidated
                                    Balance Sheet
                                     (Unaudited)

A. This adjustment reflects the net cash proceeds received from the sale and elimination of those assets and liabilities which were transferred to Kalamazoo as a result of the sale of the EADS business.

B. This adjustment represents the estimated income taxes due in certain of the Company's European subsidiaries as a result of the gain realized on the sale of the EADS business.

C. This adjustment represents the gain on the sale of the EADS business less the estimated income taxes due in certain of the Company's subsidiaries as a result of the gain.

                                    SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 15, 1996

                                         							DATAPOINT CORPORATION
							                                         (Registrant)


						                                         	BY:/s	Phillip P. Krumb
					                                         		Phillip P. Krumb
							                                         Chief Financial Officer
						                                         	(Principal Accounting Officer)